Exhibit 99.2

Supplemental Materials/First Quarter 2004

The Rouse Company

Supplemental Materials

First Quarter 2004

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the three months ended March 31,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$101,755	$20,380	$122,135	$106,573	$17,463	$124,036

Percentage rents	2,115	301	2,416	2,440	297	2,737

Specialty retail rents	5,590	608	6,198	5,163	496	5,659

Other rents (note 1)	57,251	9,123	66,374	60,408	10,146	70,554

Other revenues (note 2)	8,023	533	8,556	9,486	1,228	10,714

	174,734	30,945	205,679	184,070	29,630	213,700

Share of FFO of minority interest ventures (note 3)	—	—	—	2,657	—	2,657

Total revenues	174,734	30,945	205,679	186,727	29,630	216,357

Operating expenses	71,660	10,475	82,135	75,352	11,358	86,710

Net Operating Income	$103,074	$20,470	$123,544	$111,375	$18,272	$129,647

Notes:

(1)           Other rents are comprised primarily of charges to tenants for operating expenses.

(2)           Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)           In 2003, minority interest ventures included Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (River Ridge Mall and Kravco).  The Company acquired its partner’s interest in Staten Island Mall in August 2003.  The Company disposed of its interests in River Ridge Mall and Kravco in July 2003 and December 2003, respectively.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended March 31,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$98,844	$23,291	$122,135	$97,366	$26,670	$124,036

Percentage rents	2,101	315	2,416	1,945	792	2,737

Specialty retail rents	5,025	1,173	6,198	4,437	1,222	5,659

Other rents	54,357	12,017	66,374	53,957	16,597	70,554

Other revenues	6,601	1,955	8,556	7,887	2,827	10,714

	166,928	38,751	205,679	165,592	48,108	213,700

Share of FFO of minority interest ventures	—	—	—	—	2,657	2,657

Total revenues	166,928	38,751	205,679	165,592	50,765	216,357

Operating expenses	63,610	18,525	82,135	64,096	22,614	86,710

Net Operating Income	$103,318	$20,226	$123,544	$101,496	$28,151	$129,647

Note -

Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, The Gallery at Market East, Highland Mall, The Jacksonville Landing, Mizner Park, Moorestown Mall, Plymouth Meeting, Providence Place, Randhurst, Staten Island Mall, Village of Merrick Park, Westdale Mall and other retail properties in Columbia, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the three months ended March 31,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$31,521	$1,707	$33,228	$38,619	$1,024	$39,643

Other rents (note 1)	3,878	719	4,597	4,569	411	4,980

Other revenues (note 2)	4,932	17,283	22,215	5,349	513	5,862

	40,331	19,709	60,040	48,537	1,948	50,485

Share of FFO of minority interest ventures (note 3)	337	—	337	(638)	—	(638)

Total revenues	40,668	19,709	60,377	47,899	1,948	49,847

Operating expenses	16,479	17,361	33,840	18,746	1,221	19,967

Net Operating Income	$24,189	$2,348	$26,537	$29,153	$727	$29,880

Notes:

(1)           Other rents are comprised primarily of charges to tenants for operating expenses.

(2)           Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)           Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City. An interest in the hotel was acquired in the Rodamco transaction.  The Company disposed of most of this interest in April 2004.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the three months ended March 31,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$29,051	$4,177	$33,228	$29,797	$9,846	$39,643

Other rents	3,797	800	4,597	3,600	1,380	4,980

Other revenues	5,314	16,901	22,215	5,571	291	5,862

	38,162	21,878	60,040	38,968	11,517	50,485

Share of FFO of minority interest ventures	—	337	337	—	(638)	(638)

Total revenues	38,162	22,215	60,377	38,968	10,879	49,847

Operating Expenses	15,532	18,308	33,840	15,536	4,431	19,967

Net Operating Income	$22,630	$3,907	$26,537	$23,432	$6,448	$29,880

Note -

Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, opened or prepared for disposition.  Such properties include the following: the office components of Mizner Park, an interest in Westin New York, Hughes Center (a master-planned business park in Las Vegas, Nevada), office buildings in The Woodlands (a master-planned community near Houston, Texas), two office buildings in Summerlin Town Center in Las Vegas, three office buildings in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Net Operating Income from Community Development

(in thousands)

	Columbia Operations	Summerlin Operations	Houston Operations	Total Community Development

For the three months ended March 31, 2004
Revenues	$28,896	$80,025	$22,169	$131,090
Operating costs and expenses	10,908	56,848	22,002	89,758

Net Operating Income	$17,988	$23,177	$167	$41,332

For the three months ended March 31, 2003
Revenues	$22,141	$48,334	$—	$70,475
Operating costs and expenses	7,604	32,958	—	40,562

Net Operating Income	$14,537	$15,376	$—	$29,913

Note -

In January 2004, the Company acquired its partners’ interests in the entities developing the community of Fairwood for approximately $32.0 million.  Revenues of Columbia Operations for the three months ended March 31, 2003 include the Company’s equity in the earnings of the joint venture that was developing Fairwood ($1.8 million).

The Rouse Company

Occupancy Percentages

March 31, 2004

	Occupancy at March 31, 2004	Average Occupancy YTD	Occupancy at March 31, 2003	Average Occupancy YTD

Retail
The percentages noted below are exclusive of community centers and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.

Comparable properties	92.4%	93.2%	92.9%	93.3%

Comparable and non-comparable properties combined	92.1%	92.9%	92.9%	92.9%

Office	85.1%	82.7%	87.2%	88.1%

The Rouse Company

Sales Data

Rolling Twelve Months Ended March 31, 2004

Volume

As of April 1, 2003, The Rouse Company managed 14,317,208 square feet of retail space that continued to be in operation at March 31, 2004.  The volume of sales produced in that comparable (same-store) space increased 9.4% in 2004 over 2003.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

		Sales PSF

Comparable tenants in comparable properties, excluding tenant space over 10,000 square feet.		$433

Comparable tenants in all properties, excluding tenant space over 10,000 square feet. (1)		$439

Comparable tenants in comparable properties.		$408

Comparable tenants in all properties.		$412

Comparable space sales in comparable properties, excluding space over 10,000 square feet.		$416

Comparable space sales in all properties, excluding space over 10,000 square feet.		$424

Comparable space sales in comparable properties.		$395

Comparable space sales in all properties.		$399

Definitions:

Comparable tenant sales:	Same tenant, same space with no new additions.

Comparable space sales:	Same space in both years, no acquisitions or new development.

Noncomparable properties:	Properties which, in 2004 or 2003, were acquired, expanded, opened or prepared for disposition. For a listing of noncomparable projects, please see the retail statements of net operating income.

(1)  Total rent to sales ratio (occupancy cost) is 14.1%.

The Rouse Company

Schedule of Expiring Footage, Excluding Department Stores and Storage (Note)

As of March 31, 2004

(in thousands)

	Remaining 2004	2005	2006	2007	2008

Retail centers	1,257	1,655	1,438	1,357	1,511

Office and other properties	856	924	1,249	934	1,056

Note:

Footage amounts represent gross leasable area expiring during the year.  Re-leasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

March 31, 2004

Tenant		Percentage of GLA

1	The Limited, Inc.	7.0%
2	The Gap, Inc.	5.2%
3	Foot Locker, Inc.	2.6%
4	Abercrombie & Fitch, Inc.	2.1%
5	Retail Brand Alliance, Inc.	1.5%
6	Ann Taylor, Inc.	1.4%
7	Williams-Sonoma, Inc.	1.4%
8	Spiegel, Inc.	1.3%
9	Lerner New York, Inc.	1.2%
10	Crate & Barrel	1.2%

The Rouse Company and Unconsolidated Proportionate Share Ventures

Additions to Operating Properties and Properties in Development

For the three months ended March 31, 2004

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$13,292	$10,400	$23,692

Renovations and Expansions	10,976	682	11,658

Tenant Allowances, Improvements and Leasing Commissions	1,958	314	2,272

Building and Other	2,468	125	2,593

Total	$28,694	$11,521	$40,215

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$76	$—	$76

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	3,081	167	3,248

Building and Other	1,697	—	1,697

Total	$4,854	$167	$5,021

The Rouse Company and Unconsolidated Proportionate Share Ventures

Combined Balance Sheets (in thousands)

	March 31, 2004			December 31, 2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

Assets:
Operating properties:
Property	$5,831,860	$1,184,621	$7,016,481	$5,351,748	$1,142,842	$6,494,590
Less accumulated depreciation	933,353	75,224	1,008,577	897,277	67,004	964,281
	4,898,507	1,109,397	6,007,904	4,454,471	1,075,838	5,530,309
Deferred costs	248,586	35,173	283,759	238,122	30,336	268,458
Less accumulated amortization	97,844	6,387	104,231	94,424	5,439	99,863
	150,742	28,786	179,528	143,698	24,897	168,595
Operating properties, net	5,049,249	1,138,183	6,187,432	4,598,169	1,100,735	5,698,904
Properties in development	182,625	34,641	217,266	167,073	26,952	194,025
Properties held for sale	11,389	—	11,389	138,823	—	138,823
Land held for development and sale	451,782	213,794	665,576	414,666	239,590	654,256
Investments in and advances to other unconsolidated real estate ventures	629,225	(602,420)	26,805	647,867	(591,072)	56,795
Prepaid expenses, receivables under finance leases and other assets	554,966	25,034	580,000	479,409	33,429	512,838
Accounts and notes receivable	65,589	27,901	93,490	53,694	35,555	89,249
Cash, cash equivalents and marketable securities	62,732	28,998	91,730	139,543	28,068	167,611

Total	$7,007,557	$866,131	$7,873,688	$6,639,244	$873,257	$7,512,501

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,625,533	$809,118	$5,434,651	$4,333,557	$808,581	$5,142,138
Debt related to properties held for sale	3,450	—	3,450	110,935	—	110,935
Accounts payable, accrued expenses and other liabilities	783,242	57,013	840,255	790,572	64,676	855,248
Parent Company-obligated preferred securities	—	—	—	79,216	—	79,216
Shareholders’ equity	1,595,332	—	1,595,332	1,324,964	—	1,324,964

Total	$7,007,557	$866,131	$7,873,688	$6,639,244	$873,257	$7,512,501

The Rouse Company and Unconsolidated Proportionate Share Ventures

Comparative Balance Sheets (in thousands)

	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003

Assets:
Operating properties:
Property	$7,016,481	$6,494,590	$6,401,829	$6,158,507	$6,243,803
Less accumulated depreciation	1,008,577	964,281	960,320	920,160	906,799
	6,007,904	5,530,309	5,441,509	5,238,347	5,337,004
Deferred costs	283,759	268,458	263,927	249,638	205,223
Less accumulated amortization	104,231	99,863	98,557	92,466	87,750
	179,528	168,595	165,370	157,172	117,473
Operating properties, net	6,187,432	5,698,904	5,606,879	5,395,519	5,454,477
Properties in development	217,266	194,025	268,207	246,329	209,968
Properties held for sale	11,389	138,823	—	—	342,483
Land held for development and sale	665,576	654,256	404,851	383,877	322,105
Investments in and advances to other unconsolidated real estate ventures	26,805	56,795	123,463	101,680	97,543
Prepaid expenses, receivables under finance leases and other assets	580,000	512,838	497,780	387,660	401,405
Accounts and notes receivable	93,490	89,249	63,599	55,233	66,449
Cash, cash equivalents and marketable securities	91,730	167,611	97,539	97,800	102,386

Total	$7,873,688	$7,512,501	$7,062,318	$6,668,098	$6,996,816

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$5,434,651	$5,142,138	$4,913,678	$4,570,557	$4,780,518
Debt related to properties held for sale	3,450	110,935	—	—	296,299
Accounts payable, accrued expenses and other liabilities	840,255	855,248	784,884	740,551	668,670
Parent Company-obligated preferred securities	—	79,216	104,284	126,590	136,340
Shareholders’ equity	1,595,332	1,324,964	1,259,472	1,230,400	1,114,989

Total	$7,873,688	$7,512,501	$7,062,318	$6,668,098	$6,996,816

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Summary

(in thousands)

March 31, 2004

	The Rouse Company			Unconsolidated Proportionate Share Ventures			Total
	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)

Secured Debt

Variable rate	$306,489	2.4%	1.5	$137,985	4.0%	1.8	$444,474	2.9%	1.6
Variable rate debt swapped to fixed	453,192	3.3%	2.5	120,500	4.0%	2.2	573,692	3.4%	2.4
Fixed rate	2,021,594	7.1%	5.9	550,633	5.7%	6.9	2,572,227	6.8%	6.1

	2,781,275	6.0%	4.9	809,118	5.2%	5.3	3,590,393	5.8%	5.0

Unsecured Debt (2)

Variable rate (3)	480,292	1.7%	4.5	—	—	—	480,292	1.7%	4.5
Variable rate debt swapped to fixed	152,408	2.2%	2.3	—	—	—	152,408	2.2%	2.3
Fixed rate	1,215,008	6.7%	7.7	—	—	—	1,215,008	6.7%	7.7

	1,847,708	5.0%	6.4	—	—	—	1,847,708	5.0%	6.4

Total debt	$4,628,983	5.6%	5.5	$809,118	5.2%	5.3	$5,438,101	5.5%	5.5

Notes:

(1)     Includes the effects of interest rate swap agreements.

(2)     Includes borrowings under the Company’s credit facility.

(3)     Includes $400 million of fixed-rate debt swapped to a variable rate.

The Rouse Company

Coverage Ratios (Note)

March 31, 2004

	3/31/2004	3/31/2003
Interest Coverage

1) Net earnings	$67,114	$24,140
2) Funds from operations (FFO)	89,307	76,592
3) Interest expense	68,809	73,319
4) Quips expense	668	3,204

Calculations:

Net earnings (1+3+4)/3	2.0	1.4
FFO (2+3+4)/3	2.3	2.1

Interest and Preferred Coverage

1) Net earnings	$67,114	$24,140
2) Funds from operations (FFO)	89,307	76,592
3) Interest expense	68,809	73,319
4) Quips expense	668	3,204
5) Preferred distributions	392	3,429

Calculations:

Net earnings (1+3+4)/(3+4+5)	2.0	1.3
FFO (2+3+4)/(3+4+5)	2.3	1.9

Note -

The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations.  These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage. See the Financial Highlights attached to the Company’s press release dated May 6, 2004 for a reconciliation of FFO to net earnings.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Unencumbered Net Operating Income  (1)

(in thousands)

For the three months ended March 31, 2004:
NOI generated by unencumbered retail assets (2)	$30,335
NOI generated by unencumbered office and other assets (3)	1,772
Community development NOI (4)	41,165

Total	$73,272

Notes:

(1)          Unencumbered NOI is the NOI of properties that were not encumbered by mortgages at March 31, 2004 and Fashion Show, which is encumbered by a mortgage with a face value of approximately $33 million that the Company intends to repay without penalty before December 31, 2004.  In January 2004, the Company repaid a $240 million construction loan that had encumbered Fashion Show.

(2)          Retail assets that are unencumbered consist of seven regional malls, including Fashion Show (see above).

(3)          Office and other assets that are unencumbered consist of 14 office buildings located in Baltimore, Maryland, two office buildings in Columbia, Maryland and one office building in Las Vegas, Nevada.

(4)          Community development NOI excludes The Woodlands.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Balloon Payments Due

(in thousands)

March 31, 2004

	2004	2005	2006	2007	2008

The Rouse Company	$101,611	$555,315	$479,134	$439,362	$456,908

Unconsolidated Proportionate Share Ventures	4,589	169,973	77,600	47,912	49,007

Total	$106,200	$725,288	$556,734	$487,274	$505,915

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Maturities

March 31, 2004

($ in millions)

	Remaining 2004	2005	2006	2007	2008	Thereafter	Total

Consolidated debt:

Fixed-rate debt	$149	174	289	232	492	1,901	$3,237
Average interest rate	6.9%	6.9%	6.8%	6.7%	6.6%	6.6%	6.7%

Variable-rate debt	$11	459	253	260	2	407	$1,392
Average interest rate	2.4%	2.2%	2.1%	1.7%	1.7%	1.7%	1.9%

Unconsolidated Proportionate Share Venture debt:

Fixed-rate debt	$6	9	10	56	54	416	$551
Average interest rate	5.7%	5.7%	5.7%	5.6%	5.5%	5.5%	5.5%

Variable-rate debt	$5	169	78	2	4	—	$258
Average interest rate	4.0%	3.5%	6.2%	6.2%	6.2%	—	4.4%